UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2025

STREAMEX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2431 Aloma Avenue, Suite 243

Winter Park, Florida 32792

(Address of principal executive offices)

90025

(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	STEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment No. 1”) is being filed solely to amend Streamex Corp.’ (the “Company”) Current Report on Form 8-K filed on September 5, 2025 (the “Original 8-K”) to correct the Company’s disclosure regarding the approval status of Proposal 6 presented at the Company’s September 5, 2025, Special Meeting of Stockholders. Except as set forth herein, this Amendment No. 1 does not amend, update or otherwise revise any other information contained in the Original 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

This Amendment No. 1 amends the Original 8-K by the Company to correct the Company’s prior disclosure regarding the results of the stockholder vote at the Special Meeting of Stockholders held on September 5, 2025 (the “Special Meeting”).

At the Special Meeting, Proposal 6 sought approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), as amended, to classify the board of directors of the Company (the “Board”) into three classes with staggered three-year terms (the “Classified Board Proposal”). As reported in the Original 8-K, there were 15,424,979 votes “for,” 1,009,783 votes “against,” 203,852 abstentions and 3,483,433 broker non-votes with respect to the Classified Board Proposal. The Company has subsequently determined that, based on the voting power entitled to vote as of the July 30, 2025 record date for the Special Meeting, the Classified Board Proposal did not receive the affirmative vote of a majority of the outstanding voting power entitled to vote thereon, as required by Section 242 of the Delaware General Corporation Law. Notwithstanding that shortfall, the Company filed an amendment to the Company’s Certificate of Incorporation reflecting adoption of the Classified Board Proposal with the Delaware Secretary of State on November 19, 2025 and thereafter conducted its December 30, 2025 Annual Meeting of Stockholders in accordance with the Classified Board Proposal.

In light of the foregoing, the Board has determined that:

●	The Classified Board Proposal was not duly adopted and is of no force or effect.

●	Effective immediately, the Company will cease relying on the purported classified structure and will operate under the prior structure, under which all directors serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, and are generally removable with or without cause pursuant to DGCL § 141(k).

●	At the December 30, 2025 Annual Meeting of Stockholders, stockholders validly elected Morgan Lekstrom and Karl Henry McPhie. Those directors will serve until the next annual meeting and until their successors are duly elected and qualified. The other incumbent directors, Kevin Gopaul and Donald Browne, were not submitted for election at that meeting and will continue as holdover directors until their successors are duly elected and qualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2026

STREAMEX CORP.

By:	/s/ Karl Henry McPhie
Name:	Karl Henry McPhie
Title:	Chief Executive Officer